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                                                                    EXHIBIT 10.9

                 Amendment to Corporate Revolving and Term Loan
             Agreement with Manufacturers and Traders Trust Company
                              dated June 17, 1997
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                                 AMENDMENT NO. 4

                                       TO

                   CORPORATE REVOLVING AND TERM LOAN AGREEMENT


         Manufacturers and Traders Trust Company (the "Bank") and C.H. HEIST Corp. (the "Borrower") hereby agree as follows:

         1. Loan Agreement. The Bank and the Borrower are parties to a Corporate Revolving and Term Loan Agreement dated December 23, 1993, and as amended (the "Loan Agreement"). The Bank and the Borrower wish to amend the Loan Agreement as set forth herein.

         2. Amendment to Loan Agreement. The Bank and the Borrower hereby agree that the Loan Agreement is amended as follows:

            a. Section 11.cc.(ii) of the Loan Agreement, as previously amended, is modified so that the reference to "0.875%" is deleted and "0.75%" is substituted in its place.

            b. Section 11.dd.(i) of the Loan Agreement, as previously amended, is modified so that the reference to "August 1, 1998" is deleted and "August 1, 1999" is substituted in its place.

         3. Except as expressly modified herein, the Loan Agreement otherwise remains unchanged and the Borrower hereby ratifies and reaffirms the Loan Agreement, as amended, and any other documents executed in connection therewith, and agrees that the Loan Agreement and all documents executed in connection herewith are in full force and effect and fully enforceable with their terms and not subject to any offset, claim, counterclaim or defense.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed by their authorized officers as of the 17th day of June, 1997.

C.H. HEIST CORP.                           MANUFACTURERS AND TRADERS
                                           TRUST COMPANY



By:  /s/ John L. Rowley                    By:    /s/ Kevin B. Quinn
   ---------------------------------          --------------------------------
         John L. Rowley                               Kevin B. Quinn
         Chief Financial Officer                      Banking Officer